Note 3 - Trade Accounts and Notes Receivable, Net - Schedule of Accounts, Notes, Loans and Financing Receivable (Details) - EUR (€) € in Thousands	Dec. 31, 2017	Dec. 31, 2016
Trade accounts receivable	€ 12,202	€ 10,286
Notes receivable	181	116
Less: allowance for doubtful accounts	(1,029)	(960)
Total	11,354	9,442
Less current portion	(11,277)	(9,143)
Net Trade accounts and notes receivable, non-current	€ 77	€ 299